Exhibit 32.2

                              CERTIFICATION OF PERIODIC REPORT

I, Cathleen Shoenfeld,  CFO of Eldorado Artesian Springs,  Inc. (the "Company"),
certify,  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, 18 U.S.C.
Section 1350, that:

     (1) the  Quarterly  Report on Form 10-QSB of the Company for the  quarterly period ended  September  30, 2003 (the  "Report")  fully  complies with the requirements  of section 13(a) or 15(d) of the  Securities  Exchange Act of
     1934 (15 U.S.C. 78m or 78o(d)); and;

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial condition and result of operations of the
     Company.

Dated:  November 14, 2003

                                                /s/Cathleen Shoenfeld
                                                ------------------------------
                                                Cathleen Shoenfeld
                                                CFO

Subscribed and sworn to be this 14th day of November 2003.

/s/Dez Ness_______
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Dez Ness

My commission expires: 10-27-2007